UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 30, 2025

Date of Report (Date of earliest event reported)

BALL CORPORATION

(Exact name of Registrant as specified in its charter)

Indiana	001-07349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

9200 W. 108th Circle, P.O. Box 5000, Westminster, CO 80021-2510

(Address of principal executive offices, including ZIP Code)

(303) 469-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	BALL	NYSE

Ball Corporation

Current Report on Form 8-K

Dated April 30, 2025

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 30, 2025, the Board of Directors of Ball Corporation (the “Company”) amended the Bylaws of the Company to establish that the size of the Board shall be between nine and fifteen members and the exact number of directors will be determined by the Board from time to time. Exhibit 3(ii) attached hereto provides the text of the amendment.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2025, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). Following are the results of the matters voted on by shareholders at the Annual Meeting:

1.	Election of Directors.

	Director	For	Against	Abstain	Broker Non-Votes

	John A. Bryant	212,763,891	11,569,352	244,440	15,699,114
	Michael J. Cave	220,679,176	3,688,904	209,603	15,699,114
	Aaron M. Erter	222,544,142	1,787,896	245,645	15,699,114
	Daniel W. Fisher	208,466,430	15,141,638	969,615	15,699,114
	Dune E. Ives	219,281,200	4,904,589	391,894	15,699,114
	Cynthia A. Niekamp	220,568,305	3,766,345	243,033	15,699,114
	Todd A. Penegor	166,206,794	58,120,468	250,421	15,699,114
	Cathy D. Ross	218,403,491	5,789,349	384,843	15,699,114
	Betty J. Sapp	220,283,588	4,044,984	249,111	15,699,114
	Stuart A. Taylor II	207,097,392	17,215,526	264,765	15,699,114

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company for 2025.

For	Against	Abstain	Broker Non-Votes
221,549,791	18,428,315	298,691	15,699,114

3.	Approval, by non-binding advisory vote, of the compensation of the Named Executive Officers as disclosed in the 2025 Proxy Statement.

For	Against	Abstain	Broker Non-Votes
208,611,220	15,297,048	669,415	15,699,114

4.	Approval of an amendment to the Corporation’s Articles of Incorporation to remove the default Board size provision.

For	Against	Abstain	Broker Non-Votes
223,217,239	735,968	624,476	15,699,114

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4
Exhibit No.	Description
Exhibit 3.ii	Article 3, Section A of the Amended Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Ball Corporation

Form 8-K

April 30, 2025
EXHIBIT INDEX

Description	Exhibit

Article 3, Section A of the Amended Bylaws	3.ii

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:	/s/ Hannah Lim-Johnson
Hannah Lim-Johnson
Title: Senior Vice President and Chief Legal Officer

Date: April 30, 2025